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                                                                     Exhibit 4.1


                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                    SHARES

                       CENTERSTATE BANKS OF FLORIDA, INC.

ORGANIZED UNDER THE                                                      [CUSIP]
LAWS OF THE STATE OF FLORIDA                                         SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS

THIS IS TO CERTIFY That  __________________________________ is the owner of ___
FULLY PAID SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                       CENTERSTATE BANKS OF FLORIDA, INC.

transferable only on the books of the Corporation by the holders hereof in person or by attorney duly authorized upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida and to the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended. This certificate is not paid until countersigned by the Transfer Agent and the Registrar.

         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


               SECRETARY                                  PRESIDENT


                                     (SEAL)


COUNTERSIGNED AND REGISTERED:__________________________________________________
                             TRANSFER AGENT AND REGISTRAR


By: _______________________________
        AUTHORIZED OFFICER

                    (FORM OF STOCK CERTIFICATE - BACK SIDE)




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         The Corporation is authorized to issue more than one class of stock, including a class of preferred stock which may be issued in one or more series. The Corporation will furnish to any stockholder, upon written request and without charge, a full statement of the designations, rights, preferences, and limitations of the shares of each class authorized to be issued and, with respect to the issuance of any preferred stock to be issued in series, the relative rights and preferences between the shares of each series as far as the rights and preferences have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common UNIF GIFT MIN ACT - _______ Custodian ___________
TEN ENT - as tenants by the entireties              (Cust)             (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants           Act __________________
         in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________



_________________________


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

_________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________




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        NOTICE: THE SIGNATURE(S) OF THIS ASSIGNMENT MUST CORRESPOND WITH
                THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.